Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments, at fair value	$ 58,551,682	$ 48,477,615
Investments, at contract value	2,485,328
Total investments	61,037,010	48,477,615
Receivables:
Notes receivable from participants	732,792	732,029
Total receivables	732,792	732,029
Net assets available for benefits	$ 61,769,802	$ 49,209,644